INTEREST EXPENSES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
INTEREST EXPENSES [Abstract]
Interest Expenses, net of capitalized interest	$ 29,753	$ 18,286	$ 8,811
Commitment Fee	3,325	760	937
Amortization of Deferred Financing Costs	1,470	1,393	1,382
Other financial costs	1	25	40
Total Interest Expenses	34,549	20,464	11,170
Interest expenses, capitalized interest	$ 2,600	$ 2,500	$ 1,600